REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 3, 2020, is made by and between CynergisTek, Inc., a Delaware corporation (the “Company”) and Horton Capital Management, LLC, a Delaware limited liability company (“HCM”), and its Designees (as defined in the Purchase Agreement (collectively with HCM, “Horton”). Capitalized terms used in this Agreement which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, the Company and Horton have entered into a Securities Purchase Agreement of even date herewith (the “Purchase Agreement”), pursuant to which Horton agreed to purchase, and the Company agreed to sell and issue, shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock; and

WHEREAS, pursuant to the SPA, the Company agreed to grant certain registration rights to Horton, which are discussed and set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Saturday, Sunday or legal holiday, on which banks in New York City, New York are open for the general transaction of business.

“Common Stock” means the Company’s common stock, par value $.001 per share, and any securities into which such shares may hereinafter be reclassified.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” means a (i) consolidation or merger of the Company with or into another Person, (ii) sale of all or substantially all of the Company’s assets to another Person or (iii) other similar transaction, in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, cash or other assets with respect to or in exchange for Common Stock.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

“Purchase Agreement” shall have the meaning set forth in the recitals hereto.

“Purchaser Shares” means the shares of Common Stock issued, and shares of Common Stock issuable upon exercise of warrants, to Horton pursuant to the Purchase Agreement.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Purchaser Shares and (ii) any other securities issued or issuable with respect to or in exchange for the Purchaser Shares; provided, that, a security shall cease to be a Registrable Security if (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged pursuant to such Registration Statement, (b) such securities shall have been otherwise transferred, new certificates or book entry for them not bearing a legend restricting further transfer shall have been delivered or processed by the Company and subsequent public distribution of them shall not require registration under the Securities Act, or (c) such securities shall have ceased to be outstanding, or (d) all such securities are those immediately saleable under Rule 144 of the Securities Act.

“Registration Statement” means any registration statement of the Company filed under the Securities Act that covers the public offering of any Registrable Securities, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Purchase Agreement” shall have the meaning set forth in the recitals hereto.

2.Piggy-Back Registration Rights Granted; Creation of Demand Rights.

(a)In the event at any time and from time to time the Company proposes to register the sale of any of its capital stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash, or the resale of shares of its capital stock by other selling stockholders and the form of registration statement to be used may be used for any registration of Registrable Securities, the Company will, prior to such filing, give written notice to Horton of its intention to do so. Upon the written request of Horton given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall file a Registration Statement to register the resale of all Registrable Securities which the Company has been requested by Horton to register and shall use commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act to the extent necessary to permit the sale or other disposition of all such Registered Securities in accordance with the intended methods of distribution specified in the request of Horton; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to Horton.

(b)If the registration for which the Company gives notice pursuant to Section 2(a) is a registered public offering involving an underwriting, the Company shall so advise Horton as part of the written notice given pursuant to Section 2(a). In such an event, the right of Horton to include its Registrable Securities in such registration pursuant to this Section 2 shall be conditioned upon Horton’s participation in such underwriting on the terms set forth herein. If Horton proposes distributing its securities through such underwriting, it shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company.

(c)Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company may limit the number of Registrable Securities to be included in such registration and underwriting to not less than thirty (30) percent of the aggregate number of shares to be underwritten, and any shares to be excluded shall be determined in the following order of priority: (i) securities held by any persons not having any contractual “piggyback” registration rights, (ii) securities held by any persons having contractual “piggyback” registration rights pursuant to an agreement other than this Agreement, and (iii) a portion of the Registrable Securities sought to be included by the holders thereof as determined on a pro rata basis based upon the aggregate number or Registrable Securities held by such holders. If any selling stockholder would thus be entitled to include more securities than such selling stockholder requested to be registered, the excess shall be allocated among the other requesting selling stockholders pro-rata in the manner described in the preceding sentence. If any selling stockholder, including Horton, disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(d)Following the one (1) year anniversary of the date of this Agreement, Horton shall have the right, by delivering written notice to the Company (a “Demand Notice”), to require the Company to register, pursuant to the terms of Section 3, under and in accordance with the provisions of the Securities Act and the Exchange Act, the number of Registrable Securities requested to be so registered pursuant to the terms of this Agreement (a “Demand Registration”). Following the receipt of a Demand Notice for a Demand Registration, the Company shall file a Registration Statement, or a prospectus supplement pursuant to an existing Registration Statement, not later than sixty (60) days after such Demand Notice (the “Filing Date”), and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof. If: (i) the Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording Horton the opportunity to review and comment on the same as required by Section 4(c) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) the Company fails to file with the SEC a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act, within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within fifteen (15) calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the SEC by the effectiveness date of the initial Registration Statement, or (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or Horton is otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Business Day period is exceeded, and for purpose of clause (iii) the date which such fifteen (15) calendar day period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights Horton may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to Horton, as partial liquidated damages and not as a penalty, an amount equal to 1.0% multiplied by the Commitment Amount (as defined in the Purchase Agreement). If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to Horton, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

3.Registration.

(a)Registration Statements. If and whenever the Company elects or is required under Section 2(d) to effect the registration of any Registrable Securities under the Securities Act, the Company shall prepare and file with the SEC a Registration Statement on Form S-3 or a prospectus supplement pursuant to an existing Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) covering the resale of securities equaling 100% of the Registrable Securities.1 Such Registration Statement shall cover, to the extent allowable under the Securities Act (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

(b)Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, and listing fees, fees and expenses of one counsel to represent Horton and Horton’s reasonable expenses in connection with the registration (not to exceed $5,000), but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c)Effectiveness.  In the event the Company elects or is required under Section 2(d) to file a Registration Statement, the Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify Horton by e-mail as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the day after any Registration Statement is declared effective, shall file with the SEC under Rule 424 a final Prospectus as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the business day after any Registration Statement is declared effective, and shall advise Horton in writing that either (i) it has complied with the requirements of Rule 172 or (ii) it is unable to satisfy the conditions of Rule 172 and, as a result, Horton is required to deliver a copy of the Prospectus in connection with any sales of Registrable Securities (in which case, the Company shall deliver to Horton a copy of the Prospectus to be used in connection with the sale or other disposition of the securities covered thereby).

(d)Termination of Registration Rights.  The right of Horton to request or demand registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2(a) or 2(d) shall terminate upon the closing of a Fundamental Transaction.

1 Note to Draft.  If the Company is unable to use Form S-3, we propose limiting the blue sky registration to one state, Pennsylvania.  Please advise.

4.Company Obligations. In the event the Company elects or is required under Section 2(d) to file a Registration Statement, the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144 of the Securities Act without regard to any volume limitation requirements under Rule 144 of the Securities Act (the “Effectiveness Period”) and advise Horton in writing when the Effectiveness Period has expired;

(b)prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)furnish to Horton and its single designated legal counsel for review a reasonable time prior to their filing with the SEC (but not less than five (5) Business Days) any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto. The Company shall also furnish to Horton and its single designated legal counsel such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Horton may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Horton that are covered by the related Registration Statement;

(d)use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(e)prior to any public offering of Registrable Securities, use commercially reasonable efforts to (i) register such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by Horton or cause such Registrable Securities to become qualified for such offer and sale, and (ii) do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(e), or (iii) file a general consent to service of process in any such jurisdiction;

(f)use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(g)immediately notify Horton, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(h)otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform Horton in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, Horton is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

5.Obligations of Horton.

(a)Should the Company, in its sole discretion or as otherwise required by this Agreement, decide to file a Registration Statement, Horton shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required by the provisions of this Agreement to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify Horton of the information the Company requires from Horton if Horton elects to have any of the Registrable Securities included in the Registration Statement.  Horton shall provide such information to the Company at least four (4) Business Days prior to the first anticipated filing date of such Registration Statement if Horton elects to have any of the Registrable Securities included in the Registration Statement.

(b)Horton, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless Horton has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)Horton agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 4(g) hereof, Horton will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Horton is advised by the Company that such dispositions may again be made.

(d)Horton may not participate in any underwritten distribution hereunder unless Horton (a) agrees to sell Horton’s Registrable Securities on the basis provided in any underwriting arrangements applicable to such distribution, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions applicable with respect to its Registrable Securities.

6.Indemnification.

(a)Indemnification by the Company. The Company will indemnify and hold harmless Horton and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls Horton within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the

Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of the Securities Act or any blue sky laws or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on Horton’s behalf and will advance or reimburse Horton, and each such officer, director, member, employee, agent, successor and assign, and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement of a material fact or omission of a material fact so made in conformity with information furnished by Horton or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, and (ii) does not apply to amounts paid in settlement of any loss, claim, damage or liability if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld.

(b)Indemnification by Horton. Horton agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from (i) any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or any Blue Sky Application or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by Horton to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, or (ii) any violation by Horton or its agents of any rule or regulation promulgated under the Securities Act applicable to Horton or its agents and relating to action or inaction required of Horton in connection with such registration. In no event shall the liability of Horton be greater in amount than the dollar amount of the proceeds (net of all expense paid by Horton in connection with any claim relating to this Section 6 and the amount of any damages Horton has otherwise been required to pay by reason of such untrue statement or omission) received by Horton upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation. In addition, Horton shall not be liable hereunder to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the Company’s, or any underwriter’s, or their representatives’ failure to send or give a copy of a final Prospectus, as the same may be then supplemented or amended, to the person or entity asserting an untrue statement or omission at or prior to the written confirmation of the sale of securities to such person or entity if such statement or omission was corrected in such final Prospectus.

(c)Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is held by a court of competent jurisdiction to be unavailable to an indemnified party or only available in amount that is less than specified herein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.Compliance with Rule 144. The Company shall use its commercially reasonable efforts to file with the SEC such timely information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and in such event, the Company shall use its commercially reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any comparable successor rules) with respect to the resales of the Registrable Securities by Horton.

8.Miscellaneous.

(a)Amendments and Waivers. This Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the Company and Horton. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Horton.

(b)Notices. All notices and other communications provided for or permitted hereunder shall be made as required in the Purchase Agreement.

(c)No Assignment or Transfers by Horton. The registration rights set forth in this Agreement are transferable to each transferee of Registrable Securities as follows: Horton may assign or transfer its rights under this Agreement without being required to obtain written consent from the Company to an Affiliate of Horton.  Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.  This Agreement shall inure to the benefit of and be binding on the successors and assigns of each of the parties hereto.  If any transferee of Horton shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such transferee shall be entitled to receive the benefits hereof.

(d)Assignments and Transfers by the Company. This Agreement may not be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party.

(e)Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)Counterparts; Electronic Transmission. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via electronic transmission, which shall be deemed an original.

(g)Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)Enforcement. The parties hereto hereby acknowledge and agree that monetary damages may not be a sufficient remedy for any breach of the provisions of this Agreement. Accordingly, each party agrees that if any party breaches, or threatens to breach, any provision of this Agreement, the other parties will incur irreparable harm, and the other parties will be entitled to have available, in addition to any other right or remedy otherwise available, the right to preliminary and permanent injunctive relief and other equitable relief to prevent or curtail any such breach or threatened breach and to specific performance of any covenant contained herein, in each case without the proof of actual damage or any bond or similar security being posted, in order that the breach or threatened breach of such provisions may be effectively restrained. Each party further agrees that such party will not assert as a claim or defense in any action or proceeding to enforce any provision hereof that any other party has or had an adequate remedy at law. No specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against the pursuit of other legal or equitable remedies in the event of a breach or threatened breach of this Agreement.

(l)Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Kent County, Delaware, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Agreement as of the date set forth above.

CYNERGISTEK, INC.

By: /s/ Paul Anthony
Name: Paul Anthony
Title: CFO

HORTON CAPITAL MANAGEMENT, LLC
(and on behalf of the Designees)

By: /s/ Joseph Manko, Jr.
Name: Joseph Manko, Jr.
Title: Sr. Principal

Signature Page to

Registration Rights Agreement